[photo of skyscrapers]

                                    Annual Report June 30, 2000

Oppenheimer
High Yield Fund

[logo]
OppenheimerFunds(R)
The Right Way to Invest

REPORT HIGHLIGHTS

Higher interest rates and economic uncertainty have created a credit crunch in the high-yield market, causing prices to fall.
High-yield bonds are currently providing unusually high yields compared to investment-grade bonds.
The Fund has focused on well-capitalized growth companies, primarily in the technology, and telecommunications industries.


Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

48  Independent
    Auditors' Report

49  Federal
    Income Tax
    Information

50  Officers and Trustees


Average Annual
Total Returns*

For the 1-Year Period
Ended 6/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
0.71%         -4.07%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
-0.13%        -4.67%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
-0.06%        -0.97%

Class Y
Without       With
Sales Chg.    Sales Chg.
------------------------
0.85%         0.85%


* See page 10 for further details.

PRESIDENT'S LETTER

Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully

[photos]
James C. Swain
Chairman
Oppenheimer
High Yield Fund

Bridget A. Macaskill
President
Oppenheimer
High Yield Fund


1  | OPPENHEIMER HIGH YIELD FUND

PRESIDENT'S LETTER

designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.
   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ James C. Swain       /s/ Bridget A. Macaskill
James C. Swain           Bridget A. Macaskill
July 24, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2  | OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer High Yield Fund perform over the one-year period that ended June 30, 2000?
A. The Fund's performance over the past 12 months reflected a very challenging investment environment. First, rising interest rates eroded the prices of most bond-market sectors, especially the riskier, higher-income sectors such as high-yield bonds. Second, high-yield bonds were adversely affected by their own, unique influences, including a higher-than-usual default rate of approximately five percent. Finally, because high-yield bonds respond to changes in their issuers' stock prices, the high-yield market was generally hurt by the decline of the Nasdaq stock market during March and April, 2000.

Has the income from high-yield bonds compensated investors for the risks of the current environment?
Yes. In fact, the differences in yield between long-term high-yield bonds and long-term U.S. Treasury securities recently reached very wide levels compared to historical norms. This is the case because bonds rated below "investment grade" are attempting to attract investors by paying unusually high rates of interest, relative to the safest bonds available. As of June 30, the yield difference, or spread, was approximately 1.5 percentage points above the long-term averages. We believe that these wide spreads make high-yield bonds very attractive to income-oriented investors who can tolerate short-term price volatility.

[photo]
Portfolio Management
Team (l to r)
David Negri
Thomas Reedy


3  | OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

What economic forces most affected the high-yield bond market and the Fund? Rising interest rates were partly responsible for the relative underperformance of high-yield bonds over the past year. Because higher interest rates tend to increase borrowing costs for companies that finance their operations and growth through the bond market, investors were concerned that higher interest rates might reduce earnings for these companies.
   Of course, interest rates have been rising because of concerns that the U.S. economy may be growing too quickly, potentially re-igniting long-dormant inflationary pressures. To ease these pressures, the Federal Reserve Board (the
Fed) has raised key short-term interest rates five times during the 12-month reporting period. Including the single rate hike implemented just before the reporting period began, the Fed has raised interest rates by a total of 1.75 percentage points.
   In addition, high-yield bond issuers have been adversely affected by more-stringent loan requirements from many lenders, which have made credit scarce in both the banking system and public markets. This development is bad for companies that need to borrow to refinance maturing debt. In addition, many high-yield bond issuers are in high-growth sectors of the economy, such as telecommunications, technology and media, which need ongoing access to credit to build the physical facilities required by their business models. As a result, these companies are highly vulnerable to any market forces that threaten to curtail their access to capital.

How was the Fund managed in this market environment?
We have focused primarily on the market's high-growth sectors, including telecommunications, technology and media companies. Within these areas, we've emphasized companies that have relatively strong balance sheets. For example, many cellular communications companies are still growing, but have already completed the bulk of their infrastructure investments. By contrast,


[callout]
"Rising interest
rates were partly
responsible for
the relative
underperformance
of high-yield bonds
over the past year."


4  | OPPENHEIMER HIGH YIELD FUND
some land-line telecommunications companies that are betting on new growth in the Internet are in a much earlier stage of development, and tend not to have fully funded business plans. For the Fund, our current strategy represents a relatively conservative shift within an aggressive area of the market.
   In addition, we have generally avoided healthcare companies, especially long-term care facilities such as nursing homes. Some of the companies in this industry group have defaulted on their high-yield debt because of financial problems caused by reduced Medicare reimbursements. We have also had less exposure than the overall market to the basic manufacturing sector, such as paper, chemical and steel companies. Our relatively light position in these sectors helped the Fund's performance last year, when the international operations of these companies were feeling pressure from economic weakness overseas. However, when their bond prices later rebounded during the reporting period, the Fund's returns were also hurt by the investments we did not own.

What is your outlook for the future?
While we have been frustrated by the extent to which the high-yield bond market has been out of favor, we are encouraged that historically wide spreads may attract interest from investors who are no longer receiving spectacular results in the stock market. Nonetheless, the economic environment remains uncertain, and we do not expect any lasting recovery to take place until the success of the Federal Reserve Board's inflation-fighting strategy becomes more evident.


Average Annual
Total Returns

For the Periods Ended 6/30/00(1)

Class A
1-Year  5-Year 10-Year
-----------------------------
-4.07%  6.32%  9.13%

Class B        Since
1-Year  5-Year Inception
-----------------------------
-4.67%  6.23%  6.81%

Class C        Since
1-Year  5-Year Inception
-----------------------------
-0.97%  N/A    6.16%

Class Y        Since
1-Year  5-Year Inception
-----------------------------
0.85%   N/A    2.23%

-----------------------------

Standardized Yields(2)

For the 30 Days Ended 6/30/00
-----------------------------
Class A        11.11%
-----------------------------
Class B        10.89
-----------------------------
Class C        10.88
-----------------------------
Class Y        12.05


1. See page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended June 30, 2000. Falling share prices will tend to artificially raise yields.


5  | OPPENHEIMER HIGH YIELD FUND

   In the meantime, high-yield bonds are providing attractive levels of income; and, in our opinion, their prices are reflecting a worst-case economic scenario. Having the patience and discipline to take advantage of temporary market weaknesses is an important part of what makes OppenheimerFunds The Right Way to Invest.


Credit Allocation(3)

[pie chart]
Treasury/
Agency           1.16%
AAA/BBB          2.03
BB+/B-          78.87
CCC+/C           9.50
Other
Securities       8.44


Corporate Bonds & Notes--Top Ten Industries(4)
-----------------------------------------------------------
Media/Entertainment: Telecommunications               14.5%
-----------------------------------------------------------
Media/Entertainment: Wireless Communications          10.3
-----------------------------------------------------------
Media/Entertainment: Cable/Wireless Video              9.1
-----------------------------------------------------------
Transportation                                         5.5
-----------------------------------------------------------
Gaming/Leisure                                         5.1
-----------------------------------------------------------
Energy                                                 4.8
-----------------------------------------------------------
Service                                                4.2
-----------------------------------------------------------
Media/Entertainment: Diversified Media                 3.3
-----------------------------------------------------------
Information Technology                                 3.1
-----------------------------------------------------------
Metals/Minerals                                        2.9


3. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on net assets.


6  | OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended June 30, 2000, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

Management's discussion of performance. During the Fund's fiscal year that ended June 30, 2000, the Fund posted negative returns. The Fund's performance was strongly influenced by adverse economic and market conditions, including inflation fears, rising interest rates, lack of available credit and rising default rates among high-yield bond issuers. However, the deleterious effects of these influences were partly offset by the management team's focus on technology, telecommunications and media companies with fully funded business plans and strong balance sheets. In the portfolio managers' opinion, high-yield bonds are currently providing highly competitive levels of income compared to historical norms, and may represent attractive values if the U.S. economy slows enough to relieve inflationary pressures without entering recession. The Fund's portfolio holdings, allocations and investment style are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the Class on May 3, 1993, and in the case of Class C shares, from the inception of the Class on November 1, 1995, and in the case of Class Y shares, performance is measured from inception of the class on October 15, 1997. The Funds performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index. The Merrill Lynch High Yield Bond Master Index is an index of below investment grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Funds performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Funds performance, it must be noted that the Funds investments are not limited to the investments in the index.


7  | OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

             Oppenheimer High Yield   Merrill Lynch High Yield     Lehman Brothers Corporate
             Fund (Class A)           Bond Master Index            Bond Index
6/30/90       9525                    10000                        10000
              9137                     9393                         9998
12/31/90      9007                     9365                        10393
             10173                    10641                        10837
6/30/91      10659                    11296                        11052
             11186                    11961                        11701
12/31/91     11583                    12603                        12317
             12453                    13554                        12227
6/30/92      12797                    14043                        12759
             13154                    14682                        13404
12/31/92     13187                    14892                        13388
             14076                    15817                        14063
6/30/93      14756                    16448                        14532
             15060                    16866                        15037
12/30/93     15900                    17450                        15015
             15693                    17128                        14487
6/30/94      15682                    16929                        14259
             15809                    17160                        14363
12/31/94     15525                    17247                        14425
             16023                    18288                        15279
6/30/95      16793                    19448                        16416
             17289                    20016                        16803
12/31/95     17865                    20681                        17634
             18503                    20983                        17178
6/30/96      18850                    21270                        17255
             19686                    22100                        17601
12/31/96     20411                    22970                        18213
             20397                    23210                        18030
6/30/97      21319                    24312                        18772
             22414                    25263                        19507
12/31/97     22845                    25915                        20077
             23842                    26638                        20383
6/30/98      23951                    27084                        20909
             22179                    26115                        21667
12/31/98     22869                    26665                        21798
             23731                    27155                        21643
6/30/99      23782                    27337                        21304
             23471                    26996                        21364
12/31/99     23822                    27287                        21372
             23507                    26795                        21677
6/30/00      23950                    26963                        21944

Average Annual Total Return of Class A Shares of the Fund at 6/30/00(1)
1-Year -4.07%  5-Year 6.32%   10-Year 9.13%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

             Oppenheimer High Yield   Merrill Lynch High Yield     Lehman Brothers Corporate
             Fund (Class B)           Bond Master Index            Bond Index
5/3/93       10000                    10000                        10000
6/30/93      10355                    10399                        10255
9/30/93      10545                    10663                        10611
12/31/93     11114                    11033                        10596
             10932                    10829                        10223
6/30/94      10905                    10703                        10062
             10971                    10849                        10135
12/31/94     10752                    10904                        10179
             11077                    11562                        10782
6/30/95      11581                    12296                        11584
             11893                    12655                        11857
12/31/95     12269                    13076                        12443
             12686                    13266                        12122
6/30/96      12901                    13448                        12176
             13442                    13973                        12420
12/31/96     13914                    14522                        12852
             13878                    14675                        12723
6/30/97      14472                    15371                        13247
             15182                    15973                        13765
12/31/97     15447                    16385                        14167
             16084                    16842                        14384
6/30/98      16137                    17124                        14754
             14904                    16511                        15289
12/31/98     15342                    16985                        15382
             15881                    17169                        15272
6/30/99      15908                    17284                        15033
             15700                    17068                        15076
12/31/99     15935                    17252                        15081
             15725                    16941                        15296
6/30/00      16021                    17047                        15485

Average Annual Total Return of Class B Shares of the Fund at 6/30/00(1)
1-Year -4.67%  5-Year 6.23%   Life 6.81%


1. See page 10 for further details.


8  | OPPENHEIMER HIGH YIELD FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

             Oppenheimer High Yield   Merrill Lynch High Yield     Lehman Brothers Corporate
             Fund (Class C)           Bond Master Index            Bond Index
11/1/95      10000                    10000                        10000
             10215                    10332                        10359
             10558                    10483                        10092
6/30/96      10733                    10627                        10137
             11179                    11041                        10340
             11577                    11476                        10700
             11546                    11596                        10592
6/30/97      12046                    12146                        11028
             12624                    12622                        11460
             12850                    12947                        11795
             13386                    13308                        11975
6/30/98      13420                    13531                        12283
             12401                    13047                        12729
             12763                    13422                        12806
             13218                    13567                        12715
6/30/99      13222                    13658                        12516
             13023                    13487                        12551
             13192                    13633                        12555
             12992                    13387                        12735
6/30/00      13213                    13471                        12892

Average Annual Total Return of Class C Shares of the Fund at 6/30/00(1) 1-Year -0.97% Life 6.16%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

             Oppenheimer High Yield   Merrill Lynch High Yield     Lehman Brothers Corporate
             Fund (Class Y)           Bond Master Index            Bond Index
10/15/97     10000                    10000                        10000
             10076                    10258                        10292
             10515                    10544                        10449
6/30/98      10579                    10721                        10718
              9796                    10337                        11107
             10109                    10634                        11174
             10491                    10749                        11095
6/30/99      10522                    10821                        10921
             10385                    10686                        10952
             10543                    10801                        10956
             10404                    10606                        11112
6/30/00      10612                    10673                        11249

Average Annual Total Return of Class Y Shares of the Fund at 6/30/00(1)
1-Year 0.85%   Life 2.23%


The performance information for both indices in the graph begins on 6/30/90 for Class A, 4/30/93 for Class B, 10/31/95 for Class C and 9/30/97 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


9  | OPPENHEIMER HIGH YIELD FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 7/28/78. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 10/15/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER HIGH YIELD FUND

Financials







11 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  June 30, 2000


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
===========================================================================================================
 Mortgage-Backed Obligations--2.9%

 AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
 Pass-Through Certificates, Series 1997-C1, Cl. H, 7%, 6/17/29(1)            $      840,000     $   625,669
-----------------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(2)                                       1,500,000       1,005,234
-----------------------------------------------------------------------------------------------------------
 CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series 1993-C1,
 Cl. E, 6.72%, 12/25/03(1,2)                                                      1,452,000       1,247,813
-----------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 194, Cl. IO, 11.33%, 4/1/28(3)                                           29,393,008       9,389,688
 Series 197, Cl. IO, 11.25%, 4/1/28(3)                                           17,503,534       5,469,854
 Series 199, Cl. IO, 18.28%, 8/1/28(3)                                           13,041,068       4,256,686
-----------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
 Certificates, Series 1997, Cl. E, 8.083%, 2/25/11(1,2)                           4,500,000       3,290,625
-----------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., Collateralized Mtg. Obligations,
 Series 1997-C2, Cl. F, 6.75%, 4/16/29                                            3,000,000       1,771,406
-----------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., Commercial Mtg. Securities, Inc.,
 Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
 Security, Series 1997-C1, Cl. X, 8.41%, 7/15/27(3)                              70,716,574       5,370,040
-----------------------------------------------------------------------------------------------------------
 Goldman Sachs Asset Management, Sub. Collateralized Bond
 Obligations, Series 1A, Cl. D, 12.54%, 6/13/11(1)                                2,000,000       1,920,000
-----------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1997-RR, Cl. D, 7.766%, 4/30/39(1)                                        5,000,269       3,711,919
 Series 1997-RR, Cl. F, 7.766%, 4/30/39(1)                                        8,000,430       4,457,740
-----------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(1)                         1,400,000       1,149,750
-----------------------------------------------------------------------------------------------------------
 Project Orange Funding LP/Project Orange Capital Corp.,
 Sr. Sec. Nts., 10.50%, 9/15/07(1)                                                1,451,250       1,567,350
-----------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1995-C1, Cl. F, 6.90%, 2/25/27                                            1,024,212         928,673
-----------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial Mtg
 Pass-Through Certificates, Series 1996-C1, Cl. E1, 8.888%, 1/20/06               2,496,000       2,274,480
                                                                                                -----------
 Total Mortgage-Backed Obligations (Cost $51,889,509)                                            48,436,927

===========================================================================================================
 Foreign Government Obligations--0.2%

 Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
 Series I, 2.807%, 4/1/07(2) [ARP]                                                  188,107         129,633
-----------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.807%, 4/1/07(2) [ARP]           2,168,603       1,476,713
-----------------------------------------------------------------------------------------------------------
 Bulgaria (Republic of) Interest Arrears Bonds, 7.063%, 7/28/11(2)                2,650,000       2,123,312
-----------------------------------------------------------------------------------------------------------
 Perusahaan Listr Nts., 17%, 8/21/01 [IDR]                                    1,000,000,000         113,111
-----------------------------------------------------------------------------------------------------------
 PT Hutama Karya Medium-Term Nts., Zero Coupon, 3/17/1999(1,4,5) [IDR]        4,000,000,000         125,678
                                                                                                -----------
 Total Foreign Government Obligations (Cost $4,705,003)                                           3,968,447


12 | OPPENHEIMER HIGH YIELD FUND


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
===========================================================================================================
 Loan Participations--1.3%

 Bank Rakyat Loan Participation Nts., Series 2 yr., 9.375%, 8/25/00(1,2)        $ 1,000,000     $   985,000
-----------------------------------------------------------------------------------------------------------
 Bank Rakyat Loan Participation Nts., Series 3 yr., 9.625%, 8/25/01(1,2)          2,500,000       2,281,250
-----------------------------------------------------------------------------------------------------------
 Bank Rakyat Loan Participation Nts., Series 4 yr., 9.875%, 8/25/02(1,2)            500,000         431,250
-----------------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 8.252%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
 Manhattan Bank and the Trust)(1,2)                                              23,200,000      17,838,727
                                                                                                -----------
 Total Loan Participations (Cost $26,881,066)                                                    21,536,227

===========================================================================================================
 Corporate Bonds and Notes--83.7%
-----------------------------------------------------------------------------------------------------------
 Aerospace/Defense--1.1%
 BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08(6)                       4,500,000       4,162,500
-----------------------------------------------------------------------------------------------------------
 Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed
 Nts., Series 1997-1, 1/1/01(1)                                                   3,000,000       2,790,000
-----------------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08     4,000,000       3,555,000
-----------------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                            6,000,000       4,185,000
-----------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                       3,000,000       2,190,000
-----------------------------------------------------------------------------------------------------------
 Pegasus Aircraft Lease Securitization Trust Sr. Nts., Series 1997-A, Cl. B,
 11.76%, 6/15/04(1)                                                               1,943,214       1,976,832
                                                                                                -----------
                                                                                                 18,859,332

-----------------------------------------------------------------------------------------------------------
 Chemicals--2.8%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                    4,200,000       4,137,000
-----------------------------------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                       2,000,000         510,000
-----------------------------------------------------------------------------------------------------------
 Georgia Gulf Corp., 10.375% Sr. Sub. Nts., 11/1/077                              1,500,000       1,567,500
-----------------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                                             3,000,000       3,037,500
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                       2,700,000       2,685,278
 Zero Coupon Sr. Unsec. Disc. Nts., 13.088%, 12/31/09(8)                         11,200,000       3,752,000
-----------------------------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                                           2,500,000       2,468,750
 9.875% Sec. Nts., Series B, 5/1/07                                               2,000,000       1,980,000
 10.875% Sr. Sub. Nts., 5/1/09                                                    3,000,000       2,992,500
-----------------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03(9)                           8,000,000       8,200,000
-----------------------------------------------------------------------------------------------------------
 PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(1)                         1,000,000         625,000
-----------------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                      3,000,000       1,995,000
-----------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                    2,000,000       1,710,000
-----------------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                              3,900,000       3,198,000
-----------------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(9)                                          4,100,000       3,382,500
 12.375% Sr. Sec. Nts., Series B, 7/15/06                                         3,700,000       3,774,000
                                                                                                -----------
                                                                                                 46,015,028


13 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Consumer Durables--0.5%
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08        $ 3,221,000     $ 2,850,585
-----------------------------------------------------------------------------------------------------------
 Holmes Products Corp., 9.875% Sr. Sub. Nts., Series C, 11/15/07                  1,000,000         705,000
-----------------------------------------------------------------------------------------------------------
 Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(1)                   2,000,000       1,150,000
-----------------------------------------------------------------------------------------------------------
 Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05(1)                           151,000          98,150
-----------------------------------------------------------------------------------------------------------
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(1)                       2,695,000       2,900,790
                                                                                                -----------
                                                                                                  7,704,525

-----------------------------------------------------------------------------------------------------------
 Consumer Non-Durables--1.4%
 AKI Holdings, Inc., 0%/13.50% Sr. Disc. Debs., 7/1/09(10)                        2,520,000       1,203,300
-----------------------------------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                        4,200,000       3,339,000
-----------------------------------------------------------------------------------------------------------
 Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                   4,675,000       4,675,000
-----------------------------------------------------------------------------------------------------------
 Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03                      3,780,000       3,458,700
-----------------------------------------------------------------------------------------------------------
 Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08(1)         3,500,000         402,500
-----------------------------------------------------------------------------------------------------------
 Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/1998(1,4,5,13)                    5,955,189              --
-----------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp.:
 8.625% Sr. Unsec. Sub. Nts., 2/1/08                                              1,000,000         510,000
 9% Sr. Nts., 11/1/06                                                             4,515,000       3,273,375
-----------------------------------------------------------------------------------------------------------
 Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                              6,500,000       6,435,000
-----------------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08                   1,200,000         126,000
                                                                                                -----------
                                                                                                 23,422,875

-----------------------------------------------------------------------------------------------------------
 Energy--4.8%
 Chesapeake Energy Corp.:
 9.125% Sr. Unsec. Nts., 4/15/06                                                  3,227,000       3,033,380
 9.625% Sr. Unsec. Nts., Series B, 5/1/05                                         5,750,000       5,606,250
-----------------------------------------------------------------------------------------------------------
 Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07              5,450,000       3,515,250
-----------------------------------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                               2,500,000       2,287,500
-----------------------------------------------------------------------------------------------------------
 Empresa Electric del Norte Grande SA, 10.50% Sr. Debs., 6/15/05(1)               2,800,000       1,127,000
-----------------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                    5,500,000       5,527,500
-----------------------------------------------------------------------------------------------------------
 Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(7)             10,725,000      10,054,687
-----------------------------------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(1)             4,015,000       2,469,225
-----------------------------------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09(1)                                3,750,000       3,806,250
-----------------------------------------------------------------------------------------------------------
 National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(4,5)             4,000,000       2,140,000
-----------------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                4,000,000       3,340,000
-----------------------------------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                       7,525,000       7,148,750
-----------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06                                6,000,000       6,570,000
-----------------------------------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08(1)                            12,535,000       6,220,494
-----------------------------------------------------------------------------------------------------------
 RBF Finance Co.:
 11% Sr. Sec. Nts., 3/15/06                                                       6,000,000       6,457,500
 11.375% Sr. Sec. Nts., 3/15/09                                                   2,500,000       2,725,000


14 | OPPENHEIMER HIGH YIELD FUND


                                                                                            Principal   Market Value
                                                                                               Amount     See Note 1
--------------------------------------------------------------------------------------------------------------------
 Energy Continued
--------------------------------------------------------------------------------------------------------------------
 Statia Terminals International NV/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03                                            $      925,000    $   929,625
--------------------------------------------------------------------------------------------------------------------
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                           4,210,000      4,020,550
--------------------------------------------------------------------------------------------------------------------
 Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(10)                4,200,000      3,045,000
                                                                                                         -----------
                                                                                                          80,023,961

--------------------------------------------------------------------------------------------------------------------
 Financial--1.5%
 AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                  4,000,000      2,040,000
--------------------------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                        78,000         58,890
--------------------------------------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Sub. Nts., 3/1/07(7)                                        2,500,000      2,503,125
--------------------------------------------------------------------------------------------------------------------
 Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(1,4,5)                                    8,802,000             --
--------------------------------------------------------------------------------------------------------------------
 Parametric RE Ltd., 11.341% Nts., 11/19/07(2,7)                                            1,000,000      1,023,750
--------------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa, 24% Nts., 6/19/03(4,5) [IDR]                                 2,464,500,000         36,605
--------------------------------------------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08           11,300,000      9,802,750
--------------------------------------------------------------------------------------------------------------------
 Sovereign Bancorp, Inc., 10.50% Sr. Unsec. Nts., 11/15/06                                  5,500,000      5,458,750
--------------------------------------------------------------------------------------------------------------------
 Veritas Capital Trust, 10% Nts., 1/1/28                                                    2,525,000        789,062
--------------------------------------------------------------------------------------------------------------------
 Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                          3,255,000      2,962,050
                                                                                                         -----------
                                                                                                          24,674,982

--------------------------------------------------------------------------------------------------------------------
 Food & Drug--0.9%
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02                                                                     9,500,000      4,227,500
 10.875% Sr. Sub. Disc. Nts., 2/1/04(1)                                                       450,000        202,500
--------------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                               6,200,000      5,208,000
--------------------------------------------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                         1,600,000      1,520,000
--------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc., 12.625% Sub. Nts., 6/15/02(4,5)                                    10,500,000      2,677,500
--------------------------------------------------------------------------------------------------------------------
 Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                     1,065,000      1,117,462
                                                                                                         -----------
                                                                                                          14,952,962

--------------------------------------------------------------------------------------------------------------------
 Food/Tobacco--2.3%
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                                  1,680,000        949,200
--------------------------------------------------------------------------------------------------------------------
 Cott Corp., 9.375% Sr. Nts., 7/1/05                                                       10,015,000      9,589,362
--------------------------------------------------------------------------------------------------------------------
 Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(10)                      4,571,000      3,416,822
--------------------------------------------------------------------------------------------------------------------
 International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                             6,845,000      7,358,375
--------------------------------------------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09(1)                                            5,500,000      3,300,000
--------------------------------------------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                                6,400,000      5,344,000
--------------------------------------------------------------------------------------------------------------------
 Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(1,4,5)                                1,150,000        339,250
--------------------------------------------------------------------------------------------------------------------
 SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                               2,240,000      2,016,000
--------------------------------------------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07(1)                  3,435,000      2,730,825
--------------------------------------------------------------------------------------------------------------------
 Triarc Consumer Products Group LLC, 10.25% Sr. Sub. Nts., 2/15/09                          3,500,000      3,403,750
                                                                                                         -----------
                                                                                                          38,447,584


15 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Forest Products/Containers--2.7%
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(4,5)           $ 2,500,000     $   187,500
-----------------------------------------------------------------------------------------------------------
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                                                    2,500,000       2,362,500
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                               3,300,000       3,118,500
-----------------------------------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                   4,250,000       3,315,000
-----------------------------------------------------------------------------------------------------------
 Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                 2,100,000       1,669,500
-----------------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                  2,000,000       1,995,000
-----------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc.:
 9% First Priority Sr. Sec. Nts., 6/1/04                                          1,000,000         955,000
 10.625% Second Priority Sr. Sec. Nts., 4/15/05                                   3,000,000       2,655,000
-----------------------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                                  5,420,000       5,284,500
 10.875% Sr. Sub. Nts., 4/1/08                                                    3,900,000       3,451,500
-----------------------------------------------------------------------------------------------------------
 SD Warren Co., 14% Unsec. Nts., 12/15/06(11)                                     9,895,722      10,984,251
-----------------------------------------------------------------------------------------------------------
 U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                        2,750,000       2,832,500
-----------------------------------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                               5,590,000       4,947,150
                                                                                                -----------
                                                                                                 43,757,901

-----------------------------------------------------------------------------------------------------------
 Gaming/Leisure--5.1%
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(4,5)           22,500              --
-----------------------------------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                  3,000,000       2,745,000
-----------------------------------------------------------------------------------------------------------
 Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03          3,000,000       3,195,000
-----------------------------------------------------------------------------------------------------------
 Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                  2,250,000       2,148,750
-----------------------------------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                   4,800,000       4,524,000
-----------------------------------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                             4,500,000       4,623,750
-----------------------------------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07              5,600,000       5,600,000
-----------------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                             11,355,000      11,241,450
-----------------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                         7,980,000       7,940,100
-----------------------------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                      5,200,000       4,836,000
-----------------------------------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06(1)                                  5,200,000       4,875,000
-----------------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                  2,200,000       1,969,000
-----------------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09              5,000,000       4,775,000
-----------------------------------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(10)                                                4,880,000       3,336,700
 9.25% Sr. Nts., 4/1/06                                                           1,850,000       1,748,250
 9.75% Sr. Nts., 6/15/07                                                          2,750,000       2,670,937
-----------------------------------------------------------------------------------------------------------
 Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                           3,640,000       3,494,400
-----------------------------------------------------------------------------------------------------------
 Station Casinos, Inc.:
 9.75% Sr. Sub. Nts., 4/15/07                                                     5,800,000       5,829,000
 9.875% Sr. Sub. Nts., 7/1/10(7)                                                  2,500,000       2,501,325
 10.125% Sr. Sub. Nts., 3/15/06                                                   6,000,000       6,105,000
                                                                                                -----------
                                                                                                 84,158,662


16 | OPPENHEIMER HIGH YIELD FUND


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Healthcare--1.1%
 ICN Pharmaceutical, Inc., 9.75% Sr. Nts., 11/15/08(7)                           $5,040,000     $ 4,989,600
-----------------------------------------------------------------------------------------------------------
 King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09(1)              4,500,000       4,657,500
-----------------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                        2,500,000       1,275,000
-----------------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                          2,350,000       2,444,000
-----------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                                     250,000         230,000
 8.625% Sr. Sub. Nts., 1/15/07                                                    2,200,000       2,112,000
 9.25% Sr. Nts., 9/1/10(7)                                                        2,000,000       2,025,000
-----------------------------------------------------------------------------------------------------------
 Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09                                500,000         517,500
                                                                                                -----------
                                                                                                 18,250,600

-----------------------------------------------------------------------------------------------------------
 Housing--1.6%
 D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                           4,320,000       3,780,000
-----------------------------------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                             4,500,000       3,926,250
-----------------------------------------------------------------------------------------------------------
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                    4,500,000       3,532,500
-----------------------------------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Nts., Series B, 9/1/07                                                9,540,000       8,872,200
 9.25% Sr. Nts., Series B, 3/15/07                                                7,545,000       7,092,300
                                                                                                -----------
                                                                                                 27,203,250

-----------------------------------------------------------------------------------------------------------
 Information Technology--3.1%
 Amkor Technologies, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                                                    9,500,000       9,416,875
 10.50% Sr. Unsec. Sub. Nts., 5/1/09                                              7,500,000       7,546,875
-----------------------------------------------------------------------------------------------------------
 Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09        6,000,000       5,205,000
-----------------------------------------------------------------------------------------------------------
 Chippac International Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09        2,750,000       2,997,500
-----------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05       350,000         247,625
-----------------------------------------------------------------------------------------------------------
 Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                             4,000,000       3,780,000
-----------------------------------------------------------------------------------------------------------
 Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec. Nts., 10/1/07    9,175,000       9,381,437
-----------------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08           7,860,000       7,231,200
-----------------------------------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr. Sub. Nts., 7/1/10(7)                  5,000,000       5,062,500
                                                                                                -----------
                                                                                                 50,869,012

-----------------------------------------------------------------------------------------------------------
 Manufacturing--2.7%
 Applied Power, Inc., 8.75% Sr. Sub. Nts., 4/1/09                                 3,600,000       3,744,000
-----------------------------------------------------------------------------------------------------------
 Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                        1,700,000       1,334,500
-----------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                          3,500,000       3,587,500
-----------------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(1)                            2,150,000         768,625
-----------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08(1)            2,800,000       2,394,000
-----------------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                 2,000,000         770,000
-----------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07               3,500,000       2,695,000


17 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Manufacturing Continued
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                      $ 7,500,000     $ 7,453,125
-----------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05           6,055,000       6,115,550
-----------------------------------------------------------------------------------------------------------
 Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07               3,150,000       2,898,000
-----------------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                       1,960,000         352,800
-----------------------------------------------------------------------------------------------------------
 Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                         3,900,000       3,451,500
-----------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07     5,480,000       5,041,600
-----------------------------------------------------------------------------------------------------------
 Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08(1)                    2,000,000       1,810,000
-----------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)                            2,800,000       2,632,000
                                                                                                -----------
                                                                                                 45,048,200

-----------------------------------------------------------------------------------------------------------
 Media/Entertainment: Broadcasting--1.6%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08            1,625,000       1,505,156
-----------------------------------------------------------------------------------------------------------
 AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(11)               842,200         987,480
-----------------------------------------------------------------------------------------------------------
 Chancellor Media Corp.:
 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                    1,400,000       1,410,500
 9% Sr. Unsec. Sub. Nts., 10/1/08                                                 7,000,000       7,227,500
-----------------------------------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                        1,600,000       1,360,000
-----------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09       2,000,000       1,835,000
-----------------------------------------------------------------------------------------------------------
 Radio One, Inc., 12% Sr. Sub. Nts., Series B, 5/15/04(2)                         1,800,000       1,953,000
-----------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc., 9% Sr. Unsec. Sub. Nts., 7/15/07                 2,500,000       2,256,250
-----------------------------------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                 6,000,000       6,000,000
-----------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                          2,750,000       2,543,750
                                                                                                -----------
                                                                                                 27,078,636

-----------------------------------------------------------------------------------------------------------
 Media/Entertainment: Cable/Wireless Video--9.1%
 Adelphia Communications Corp.:
 8.125% Sr. Nts., Series B, 7/15/03                                               3,000,000       2,842,500
 8.375% Sr. Nts., Series B, 2/1/08                                                2,700,000       2,399,625
 9.875% Sr. Nts., Series B, 3/1/07                                                3,545,000       3,412,063
-----------------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter Communications
 Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(10)                                      11,250,000       6,412,500
 8.25% Sr. Unsec. Nts., 4/1/07                                                    2,000,000       1,775,000
 8.625% Sr. Unsec. Nts., 4/1/09                                                   2,000,000       1,767,500
-----------------------------------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10                                2,500,000       2,318,750
-----------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(10)           5,570,000       5,221,875
-----------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc:
 0%/10.75% Sr. Disc. Nts., 2/15/07(1,10)                                            700,000         537,250
 0%/11.75% Sr. Disc. Nts., 12/15/05(10)                                          16,675,000      15,903,781
-----------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                    1,400,000       1,302,000
-----------------------------------------------------------------------------------------------------------
 Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(10)              2,500,000       1,337,500
-----------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                              15,000,000      14,475,000


18 | OPPENHEIMER HIGH YIELD FUND


                                                                                         Principal  Market Value
                                                                                            Amount    See Note 1
----------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Cable/Wireless Video Continued
 EchoStar I Bonds, 8.25%, 2/26/01(1)                                                   $   863,336  $    863,336
----------------------------------------------------------------------------------------------------------------
 EchoStar II Sinking Fund Bonds, 8.25%, 11/9/01(1)                                       1,236,378     1,236,378
----------------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                       2,000,000     1,970,000
----------------------------------------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/9.78% Sr. Nts., 11/15/09(7.10) [EUR]                                                 2,750,000     1,430,111
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(10)                                      12,905,000     8,259,200
 9.875% Sr. Nts., 11/15/09(7) [EUR]                                                      4,000,000     3,431,788
 11.50% Sr. Unsec. Nts., Series B, 10/1/08                                               7,000,000     7,000,000
----------------------------------------------------------------------------------------------------------------
 NTL, Inc.:
 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(10)                                 3,995,000     2,506,863
 0%/9.75% Sr. Nts., Series B, 4/15/09(10) [GBP]                                         19,350,000    15,525,801
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(10) [GBP]                            2,955,000     2,784,800
 10% Sr. Nts., Series B, 2/15/07                                                         3,930,000     3,733,500
----------------------------------------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07[CAD]                               3,030,000     2,039,836
----------------------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(10)                                                    7,500,000     4,068,750
 0%/9.875% Sr. Nts., 4/15/09(7,10) [GBP]                                                 8,500,000     7,013,142
 0%/11% Sr. Disc. Debs., 10/1/07(10)                                                     9,060,000     8,629,650
 11.25% Sr. Nts., 11/1/08                                                                6,065,000     6,095,325
----------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(10)    6,110,000     4,307,550
----------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, 10.875% Sr. Unsec. Nts.,
 Series B, 8/1/09                                                                       10,450,000     9,143,750
                                                                                                    ------------
                                                                                                     149,745,124

----------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Diversified Media--3.3%
 Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09                        5,500,000     5,073,750
----------------------------------------------------------------------------------------------------------------
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(10)                             15,000,000     8,175,000
----------------------------------------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                             5,300,000     2,411,500
----------------------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(10) [GBP]                                                      2,000,000     1,801,541
 9.625% Bonds, 3/15/08(1) [GBP]                                                          1,500,000     1,952,931
----------------------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                                 5,065,000     5,115,650
----------------------------------------------------------------------------------------------------------------
 Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                         3,335,000     2,818,075
----------------------------------------------------------------------------------------------------------------
 Regal Cinemas, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/15/10                              2,000,000       490,000
----------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc.:
 9.125% Sr. Unsec. Sub. Nts., 12/1/08                                                    8,000,000     8,080,000
 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                           7,175,000     7,246,750
----------------------------------------------------------------------------------------------------------------
 TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                     4,000,000     4,010,000
----------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                            1,000,000       927,225
----------------------------------------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09(7)                                                       7,000,000     6,475,000
                                                                                                    ------------
                                                                                                      54,577,422


19 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications--14.5%
 360networks, Inc.:
 12% Sr. Unsec. Sub. Nts., 8/1/09                                                $  500,000      $  475,000
 13% Sr. Unsec. Nts., 5/1/08(7)                                                   1,800,000       1,809,000
 13% Sr. Unsec. Nts., 5/1/08(7) [EUR]                                             3,000,000       2,832,663
-----------------------------------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                    7,825,000       7,394,625
-----------------------------------------------------------------------------------------------------------
 Allegiance Telecom, Inc., 12.875% Sr. Nts., 5/15/08                              1,000,000       1,087,500
-----------------------------------------------------------------------------------------------------------
 Colo.com, Units (each unit consists of $1,000 principal amount of
 13.875% sr. nts., 3/15/10 and one warrant to purchase 19.9718 shares
 of common stock at $.01 per share)(7,12)                                         2,000,000       2,160,000
-----------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 8.875% Sr. Nts., 11/30/07[DEM]                                                   2,295,000       1,102,339
 10.125% Sr. Nts., 11/30/07[GBP]                                                  3,275,000       5,007,603
 Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts.,
 12/15/06 and one warrant to purchase 7.8 ordinary shares)(10,12)                 7,055,000       8,986,306
-----------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                       3,065,000       3,248,900
-----------------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(10)          6,450,000       3,192,750
-----------------------------------------------------------------------------------------------------------
 Equinix, Inc., 13% Sr. Nts., 12/1/07(7)                                          5,250,000       5,007,188
-----------------------------------------------------------------------------------------------------------
 ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09[EUR]             1,000,000       1,194,799
-----------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Nts., 12/15/09(7) [EUR]                                               5,000,000       4,601,280
 10.75% Sr. Unsec. Sub. Nts., 12/15/09                                            1,000,000         970,000
 11.25% Sr. Nts., 7/1/08                                                          6,725,000       6,691,375
-----------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(10)              2,000,000         910,000
-----------------------------------------------------------------------------------------------------------
 FLAG Telecom Holdings Ltd.:
 11.625% Sr. Nts., 3/30/10(7)                                                     1,000,000         975,000
 11.625% Sr. Nts., 3/30/10(1) [EUR]                                               1,000,000         881,912
-----------------------------------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(10)                                    4,720,000       3,209,600
 11.875% Sr. Nts., 1/15/10(7)                                                     1,200,000       1,212,000
-----------------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08                          5,295,000       5,162,625
-----------------------------------------------------------------------------------------------------------
 Global Telesystems Group, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(7) [EUR]        3,500,000       2,696,662
-----------------------------------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10                                     2,000,000       1,650,000
-----------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(10)                      800,000         666,000
-----------------------------------------------------------------------------------------------------------
 ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(10)       3,985,000       2,092,125
-----------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(10)                                   7,000,000       4,252,500
 8.50% Sr. Nts., Series B, 1/15/08                                                3,800,000       3,515,000
 8.60% Sr. Unsec. Nts., Series B, 6/1/08                                          1,700,000       1,581,000
 8.875% Sr. Nts., 11/1/07                                                         4,995,000       4,695,300
-----------------------------------------------------------------------------------------------------------
 Jazztel plc, 13.25% Sr. Nts., 12/15/09(7) [EUR]                                  8,000,000       6,882,748
-----------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc.:
 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(10)                                     8,500,000       4,037,500
 13.50% Sr. Unsec. Nts., 5/15/09                                                  1,800,000       1,593,000


20 | OPPENHEIMER HIGH YIELD FUND


                                                                                         Principal  Market Value
                                                                                            Amount    See Note 1
----------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(10)                                                  $9,000,000    $5,512,500
 11% Sr. Nts., 3/15/08(7)                                                                  500,000       497,500
 11.25% Sr. Nts., 3/15/10(7) [EUR]                                                       6,000,000     5,593,431
----------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                                        1,950,000     1,764,750
----------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09                                                                  6,000,000     5,940,000
 10% Sr. Nts., 12/15/09[EUR]                                                             2,500,000     2,344,855
 10% Sr. Unsec. Nts., Series B, 11/15/08                                                 7,000,000     6,930,000
----------------------------------------------------------------------------------------------------------------
 Metromedia International Group, Inc., 0%/10.50% Sr. Unsec. Disc. Nts., 9/30/07(10)        793,333       400,633
----------------------------------------------------------------------------------------------------------------
 MGC Communications, Inc./Mpower Communications Corp.,
 13% Sr. Nts., 4/1/10(7)                                                                 5,000,000     4,725,000
----------------------------------------------------------------------------------------------------------------
 Netia Holdings BV:
 0%/11% Sr. Disc. Nts., 11/1/07(1,10) [DEM]                                              1,500,000       527,496
 0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(1,10)                                       1,400,000       938,000
----------------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.125% Sr. Nts., Series B, 6/15/09                               5,525,000     5,276,375
----------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc.:
 9.625% Sr. Nts., 10/1/07                                                                9,895,000     9,375,513
 10.75% Sr. Unsec. Nts., 6/1/09                                                          1,000,000       990,000
 10.75% Sr. Unsec. Nts., 11/15/08                                                        6,600,000     6,534,000
----------------------------------------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(7)                         2,900,000     2,102,500
----------------------------------------------------------------------------------------------------------------
 Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(4,5)                                       3,000,000     2,265,000
----------------------------------------------------------------------------------------------------------------
 Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1)                                   4,000,000       690,000
----------------------------------------------------------------------------------------------------------------
 PSINet, Inc.:
 10.50% Sr. Nts., 12/1/06(7) [EUR]                                                       3,000,000     2,681,684
 11.50% Sr. Unsec. Nts., 11/1/08                                                         6,700,000     6,331,500
----------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts., 10/15/07(10)         3,300,000     2,777,128
----------------------------------------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                             4,000,000     3,350,000
----------------------------------------------------------------------------------------------------------------
 Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., 2/15/10(7)                           2,500,000     1,825,000
----------------------------------------------------------------------------------------------------------------
 RSL Communications plc:
 10.50% Sr. Unsec. Nts., 11/5/08                                                         4,800,000     3,336,000
 12.875% Sr. Unsec. Nts., 3/1/10(7)                                                      2,000,000     1,510,000
----------------------------------------------------------------------------------------------------------------
 Tele1 Europe BV:
 11.875% Sr. Nts., 12/1/09(7) [EUR]                                                      4,000,000     3,767,298
 13% Sr. Unsec. Nts., 5/15/09 [EUR]                                                      3,000,000     2,933,316
----------------------------------------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                                2,300,000     1,794,000
----------------------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                        5,700,000     5,543,250
----------------------------------------------------------------------------------------------------------------
 Tritel PCS, Inc., 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(10)                     3,400,000     2,269,500
----------------------------------------------------------------------------------------------------------------
 Triton PCS, Inc., 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(10)                         1,500,000     1,095,000
----------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(10)                                 2,000,000       980,000
 10.875% Sr. Nts., 8/1/09[EUR]                                                             250,000       209,694
 11.25% Sr. Nts., 11/1/09(7) [EUR]                                                       1,500,000     1,274,339


21 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 Verio, Inc.:
 10.375% Sr. Unsec. Nts., 4/1/05                                              $   5,300,000   $   5,591,500
 10.625% Sr. Nts., 11/15/09(7)                                                    4,750,000       5,290,313
 11.25% Sr. Unsec. Nts., 12/1/08                                                  5,000,000       5,637,500
 13.50% Sr. Unsec. Nts., 6/15/04                                                    725,000         821,969
-----------------------------------------------------------------------------------------------------------
 Versatel Telecom International NV:
 11.25% Sr. Nts., 3/30/10(7) [EUR]                                                1,200,000       1,074,111
 11.875% Sr. Nts., 7/15/09                                                        4,000,000       3,960,000
 11.875% Sr. Nts., 7/15/09[EUR]                                                   1,000,000         929,842
-----------------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                      2,925,000       2,179,125
-----------------------------------------------------------------------------------------------------------
 WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(10)            10,160,000       5,753,100
-----------------------------------------------------------------------------------------------------------
 Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(7)                        3,000,000       2,812,500
                                                                                               ------------
                                                                                                239,909,522

-----------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications--10.3%
 AirGate PCS, Inc., 0%/13.50% Sr. Sub. Disc. Nts., 10/1/09(10)                    1,000,000         577,500
-----------------------------------------------------------------------------------------------------------
 Alamosa PCS Holdings, Inc., 0%/12.875% Sr. Unsec. Disc. Nts., 2/15/10(10)        1,000,000         525,000
-----------------------------------------------------------------------------------------------------------
 Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                               1,400,000       1,078,000
-----------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(4,5,10)        9,220,000         726,075
-----------------------------------------------------------------------------------------------------------
 Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08                        4,000,000       3,905,000
-----------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(10)              670,000         695,125
-----------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(10)                                           6,500,000       4,005,625
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(10)                                   8,790,000       6,548,550
 9% Sr. Nts., 5/15/11                                                             2,700,000       2,504,250
 10.75% Sr. Nts., 8/1/11                                                          4,250,000       4,329,688
-----------------------------------------------------------------------------------------------------------
 CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(10)                 4,650,000       2,685,375
-----------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc., 11.25% Sr. Nts., 7/15/10(7)                        12,000,000      12,015,000
-----------------------------------------------------------------------------------------------------------
 ICO Global Communications (Holdings) Ltd., Units (each unit consists of
 $1,000 principal amount of 15% sr. nts., 8/1/05 and one warrant to purchase
 19.85 shares of common stock)(4,5,12)                                            2,800,000       1,638,000
-----------------------------------------------------------------------------------------------------------
 IPCS, Inc., Units (each unit consists of $1,000 principal amount of
 0%/14% sr. disc. nts., 7/15/10 and one warrant to purchase
 2,971,830 shares of common stock)(7,10,12,14)                                    3,750,000       1,968,750
-----------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., Units (each unit consists of 12.50% sr. nts.,
 4/15/10 and one warrant to purchase 5.146 shares of common stock)(7,12)          2,500,000       2,212,500
-----------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(10) [CAD]                          6,405,000       2,863,814
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(10)                                         7,000,000       4,637,500
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(10)                                      3,900,000       3,617,250
-----------------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(1,10)       1,760,000       1,504,800


22 | OPPENHEIMER HIGH YIELD FUND


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications Continued
 Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(10)                                          $ 1,500,000    $  1,121,250
 0%/9.95% Sr. Disc. Nts., 2/15/08(10)                                             5,690,000       4,196,375
 0%/10.65% Sr. Disc. Nts., 9/15/07(10)                                            2,750,000       2,172,500
 9.375% Sr. Unsec. Nts., 11/15/09                                                 5,000,000       4,800,000
-----------------------------------------------------------------------------------------------------------
 Omnipoint Corp.:
 11.50% Sr. Nts., 9/15/09(7)                                                      8,865,000       9,529,875
 11.625% Sr. Nts., 8/15/06                                                        5,760,000       6,249,600
 11.625% Sr. Nts., Series A, 8/15/06                                             10,095,000      10,953,075
-----------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(1)                3,775,000       2,963,375
-----------------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(1,10)             5,310,000       2,203,650
-----------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(10)               9,895,000       6,877,025
-----------------------------------------------------------------------------------------------------------
 Polska Telefoniz Cyfrowa International Financial II SA, 11.25% Sr. Sub. Nts.,
 12/1/09(1) [EUR]                                                                 2,750,000       2,698,759
-----------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                         8,000,000       8,120,000
 11.75% Sr. Sub. Nts., 7/15/07                                                    4,225,000       4,563,000
-----------------------------------------------------------------------------------------------------------
 Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07                                5,000,000       5,000,000
-----------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                    6,400,000       6,240,000
-----------------------------------------------------------------------------------------------------------
 SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(10)              16,320,000      11,587,200
-----------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(10)                                     5,175,000       3,053,250
 0%/12% Sr. Disc. Nts., 7/15/08(10)                                               7,550,000       5,285,000
 10.75% Sr. Nts., 3/15/10(7)                                                      1,000,000       1,002,500
-----------------------------------------------------------------------------------------------------------
 Telecorp PCS, Inc., 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(10)           1,000,000         657,500
-----------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Nts., 11/15/09(7)                       13,000,000      13,520,000
                                                                                               ------------
                                                                                                170,831,736

-----------------------------------------------------------------------------------------------------------
 Metals/Minerals--2.9%
 AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(7)                           3,500,000         367,500
-----------------------------------------------------------------------------------------------------------
 AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09                                                  8,000,000       7,140,000
 9.125% Sr. Nts., 12/15/06                                                        1,000,000         965,000
-----------------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09       4,000,000       3,680,000
-----------------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                         5,025,000       4,045,125
-----------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                4,540,000       3,972,500
-----------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08             1,400,000       1,155,000
-----------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                   2,975,000       2,722,125
-----------------------------------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(10)                 11,000,000       2,860,000
-----------------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                                           8,120,000       6,455,400
-----------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                  5,000,000       4,200,000
-----------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                 5,000,000       4,662,500


23 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Metals/Minerals Continued
 Republic Technologies International LLC/RTI Capital Corp., 13.75%
 Sr. Sec. Nts., 7/15/09                                                         $ 1,200,000     $   217,500
-----------------------------------------------------------------------------------------------------------
 WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05                                       7,000,000       5,495,000
                                                                                                -----------
                                                                                                 47,937,650

-----------------------------------------------------------------------------------------------------------
 Retail--0.5%
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08(1)        1,000,000         575,000
-----------------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                       6,585,000       5,827,725
-----------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                               2,100,000       1,879,500
-----------------------------------------------------------------------------------------------------------
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,4,5)                              700,000          10,500
                                                                                                -----------
                                                                                                  8,292,725

-----------------------------------------------------------------------------------------------------------
 Service--4.2%
 Allied Waste North America, Inc.:
 7.625% Sr. Nts., Series B, 1/1/06                                                1,000,000         880,000
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                         4,000,000       3,430,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                       5,700,000       4,788,000
-----------------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc., 11.625% Gtd. Sr. Sub. Nts.,
 Series B, 10/15/08                                                               6,000,000       5,625,000
-----------------------------------------------------------------------------------------------------------
 AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(10)                         1,400,000         147,000
-----------------------------------------------------------------------------------------------------------
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                 3,080,000       1,097,250
-----------------------------------------------------------------------------------------------------------
 Charles River Laboratories, Inc., 13.50% Sr. Sub. Nts., 10/1/09(7)               3,000,000       3,112,500
-----------------------------------------------------------------------------------------------------------
 Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                      2,000,000       2,032,500
-----------------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                        2,400,000       1,212,000
-----------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                       2,805,000       2,145,825
-----------------------------------------------------------------------------------------------------------
 Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09       3,000,000       2,445,000
-----------------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09                    4,000,000       3,600,000
-----------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                  8,570,000       7,927,250
-----------------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(11)                1,000,000       8,373,750
-----------------------------------------------------------------------------------------------------------
 Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05                            5,400,000       4,050,000
-----------------------------------------------------------------------------------------------------------
 Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B, 11/15/09               4,000,000       4,105,000
-----------------------------------------------------------------------------------------------------------
 United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09              6,500,000       5,898,750
-----------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                3,000,000       3,090,000
-----------------------------------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09(10)   8,500,000       4,653,750
                                                                                                -----------
                                                                                                 68,613,575


24 | OPPENHEIMER HIGH YIELD FUND


                                                                                  Principal    Market Value
                                                                                     Amount      See Note 1
-----------------------------------------------------------------------------------------------------------
 Transportation--5.5%
 Amtran, Inc:
 9.625% Nts., 12/15/05(1)                                                       $ 2,300,000  $    2,018,250
 10.50% Sr. Nts., 8/1/04                                                          7,600,000       7,049,000
-----------------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.375% Sr. Unsec. Nts., 11/15/06                                                 5,600,000       5,404,000
 10.75% Sr. Nts., 8/1/05                                                            115,000         117,444
-----------------------------------------------------------------------------------------------------------
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                               8,450,000       5,450,250
-----------------------------------------------------------------------------------------------------------
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06              1,000,000         967,500
-----------------------------------------------------------------------------------------------------------
 Dura Operating Corp.:
 9% Sr. Sub. Nts., Series B, 5/1/09                                               4,500,000       3,937,500
 9% Sr. Sub. Nts., Series B, 5/1/09[EUR]                                          2,500,000       2,300,640
-----------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08            4,050,000       4,065,188
-----------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc.:
 9.125% Sr. Sub. Nts., 7/15/07                                                      500,000         450,000
 11% Sr. Sub. Nts., 7/15/06                                                       6,000,000       5,925,000
-----------------------------------------------------------------------------------------------------------
 HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(1)                             2,000,000       1,350,000
-----------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.65% first priority ship mtg. sr. sec. nts.,
 7/15/05 and one warrant to purchase five shares of common stock)(1,2,12)         5,000,000       2,625,000
-----------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(7)    5,800,000       2,349,000
-----------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07         5,150,000       4,506,250
-----------------------------------------------------------------------------------------------------------
 Pacific & Atlantic Holdings, Inc., 10.50% Sec. Nts., 12/31/07(1)                 1,562,500         976,563
-----------------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                  7,750,000       6,936,250
-----------------------------------------------------------------------------------------------------------
 Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(1)                       1,861,376       1,544,942
-----------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                       8,500,000       6,247,500
-----------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp., 13.375% Sr. Disc. Nts., Series B,
 12/15/03                                                                        25,515,000      25,419,319
-----------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust Nts., Series 1993-A, 10.50%, 12/1/11(7)                  3,434,301       1,828,766
                                                                                             --------------
                                                                                                 91,468,362

-----------------------------------------------------------------------------------------------------------
 Utility--0.2%
 Azurix Corp., 10.75% Sr. Nts., 2/15/10(7)                                        3,000,000       2,902,500
-----------------------------------------------------------------------------------------------------------
 Subic Power Corp. Sr. Sec. Nts., 9.50%, 12/28/08(1)                                121,344         110,575
                                                                                             --------------
                                                                                                  3,013,075
                                                                                             --------------
Total Corporate Bonds and Notes (Cost $1,560,814,610)                                         1,384,856,701


25 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                               Market Value
                                                                                     Shares      See Note 1
===========================================================================================================
 Preferred Stocks--6.2%

 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1,11)                          82,600   $     681,450
-----------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A(1,11,13)                                                  196,699       4,917,475
-----------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 7% Cv., Non-Vtg.(4)                                       100,000       6,400,000
-----------------------------------------------------------------------------------------------------------
 Clark USA, Inc., 11.50% Cum. Sr. Exchangeable, Non-Vtg.(11)                          3,555         719,887
-----------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
 Series B, Non-Vtg.(11)                                                               5,754       5,689,272
-----------------------------------------------------------------------------------------------------------
 Doane Products Co., 14.25% Exchangeable, Non-Vtg.(1,4)                             140,000       5,355,000
-----------------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 12.25% Sr. Exchangeable, Non-Vtg.(11)                   5,975       5,780,812
-----------------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 13% Sr. Exchangeable, Non-Vtg.(11)                      9,097       9,438,137
-----------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(11)                    3,402         667,642
-----------------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(1,4)      28,000         707,000
-----------------------------------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(1)                               175,180         437,950
-----------------------------------------------------------------------------------------------------------
 Fidelity Federal Bank, l2% Non-Cum. Exchangeable, Series A(1)                           30             450
-----------------------------------------------------------------------------------------------------------
 Global Crossing Ltd., 10.50% Sr. Exchangeable(11)                                   27,500       2,660,625
-----------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(11)                                3,593       3,125,910
-----------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 13.50% Exchangeable, Series B(11)                   3,517       3,402,698
-----------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 13%, Non-Vtg.(7,11)                            157         113,433
-----------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. exchangeable preferred stock and one warrant
 to purchase 30 shares of common stock)(1,11,12)                                        560         495,600
-----------------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(11)        96,993          12,124
-----------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(11)            5,945       5,781,513
-----------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(11)                              171,923       8,897,015
-----------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(11)                512       4,928,000
-----------------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc., 8.625% Exchangeable, Series H, Non-Vtg                             101,200       8,728,500
-----------------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc., 9.20% Exchangeable, Series F, Non-Vtg                               22,500       2,041,875
-----------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 13.875% Cum., Non-Vtg.(11)                                        10,349      11,720,243
-----------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(11)                       8,741       8,238,393
-----------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., 13.75% Cum. Nts., Series B, Non-Vtg.(11)                       84         354,900
-----------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., 13.75% Exchangeable(7)                                         19          80,275
-----------------------------------------------------------------------------------------------------------
 Star Gas Partners LP                                                                 5,999          92,235
-----------------------------------------------------------------------------------------------------------
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.(1,4)                                   789         686,430
                                                                                              -------------
 Total Preferred Stocks (Cost $125,530,652)                                                     102,154,844


26 | OPPENHEIMER HIGH YIELD FUND


                                                                                               Market Value
                                                                                     Shares      See Note 1
===========================================================================================================
 Common Stocks--1.3%

 Chesapeake Energy Corp.(1,4)                                                     1,412,792     $ 9,537,006
-----------------------------------------------------------------------------------------------------------
 ECM Fund, LPI(1,4)                                                                   1,350       1,182,937
-----------------------------------------------------------------------------------------------------------
 Equitable Bag, Inc.(1,4)                                                            39,357          39,357
-----------------------------------------------------------------------------------------------------------
 Forcenergy, Inc.(1,4)                                                              170,000       3,421,250
-----------------------------------------------------------------------------------------------------------
 Globix Corp.(4)                                                                     50,000       1,465,625
-----------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.(4)                                                  70,000       2,082,500
-----------------------------------------------------------------------------------------------------------
 Optel, Inc.(1,4)                                                                     7,425              74
-----------------------------------------------------------------------------------------------------------
 Pope, Evans & Robbins, Inc.(1,4,13)                                              1,688,400              --
-----------------------------------------------------------------------------------------------------------
 Resorts International, Inc.(4)                                                     187,187              --
-----------------------------------------------------------------------------------------------------------
 SBA Communications Corp.(4)                                                         15,000         779,062
-----------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C(1,4)                                                  3,110              31
-----------------------------------------------------------------------------------------------------------
 Siena Holdings, Inc.(4)                                                            250,239         289,340
-----------------------------------------------------------------------------------------------------------
 Tele1 Europe Holding AB, Sponsored ADR(4,7)                                         56,377         697,155
-----------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp.(4)                                                       15,000       1,744,453
-----------------------------------------------------------------------------------------------------------
 WRC Media Corp.(1,4)                                                                 9,471              95
                                                                                                -----------
 Total Common Stocks (Cost $17,091,600)                                                          21,238,885

                                                                                      Units
===========================================================================================================
 Rights, Warrants and Certificates--0.6%

 Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01(1)                              1,090         299,886
-----------------------------------------------------------------------------------------------------------
 Becker Gaming, Inc. Wts., Exp. 11/15/00(1)                                         125,000              --
-----------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(7)                                     3,407           2,129
-----------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 6/16/07(1,13)                                            130,000          39,000
-----------------------------------------------------------------------------------------------------------
 Charles River Laboratories, Inc. Wts., Exp. 10/1/09(1)                               3,000          30,000
-----------------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1)                                  8,200         184,500
-----------------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08                                   4,000              --
-----------------------------------------------------------------------------------------------------------
 Diva Systems Corp. Wts., Exp. 3/1/08(1)                                              7,500         195,000
-----------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1)                                   2,575          26,365
-----------------------------------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07                                                     5,250         525,000
-----------------------------------------------------------------------------------------------------------
 Gaylord Container Corp. Wts., Exp. 11/1/02                                         163,894         491,682
-----------------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                       107,699         121,161
-----------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts.:
 Exp. 1/23/03                                                                        80,080              --
 Exp. 1/23/03(1)                                                                     57,200             572
 Exp. 9/1/04(1)                                                                     168,000              --
 Exp. 5/1/05(1)                                                                     118,003              --
-----------------------------------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/00(1)                                              1,445             145
-----------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                         50,820         716,781
-----------------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02                                             6,000              --


27 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                               Market Value
                                                                                     Shares      See Note 1
===========================================================================================================
 Rights, Warrants and Certificates Continued

 Insilco Corp. Wts., Exp. 8/15/07(1)                                                  7,055  $           --
-----------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1)                                    12,340          37,798
-----------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1)                              2,800             280
-----------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1)                              3,910          46,431
-----------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1)                                    6,400           1,600
-----------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc. Wts., Exp. 12/15/07(1)                                 3,330       1,565,516
-----------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 3/31/03(1)                                                630              32
-----------------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc. Wts., Exp. 11/1/03(1)                        182,000         318,500
-----------------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05(1)                         49,120           4,912
-----------------------------------------------------------------------------------------------------------
 R&B Falcon Corp. Wts., Exp. 5/1/09(7)                                                9,000       4,491,000
-----------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC Wts., Exp. 7/15/09(1)                        1,200              12
-----------------------------------------------------------------------------------------------------------
 Rocky Mountain Internet, Inc. Wts., Exp. 7/3/03(1)                                  24,520          70,497
-----------------------------------------------------------------------------------------------------------
 WAM!NET, Inc. Wts., Exp. 3/1/05(1)                                                  30,480         354,330
                                                                                             --------------
 Total Rights, Warrants and Certificates (Cost $1,851,725)                                        9,523,129

                                                                                  Principal
                                                                                     Amount
===========================================================================================================
 Repurchase Agreements--3.1%

 Repurchase agreement with Banc One Capital Markets, Inc., 6.55%, dated 6/30/00, to be repurchased at $51,564,130 on 7/3/00, collateralized by U.S. Treasury Nts., 5%-7.50%, 8/31/00-5/15/08, with a value of $38,876,603 and U.S. Treasury Bonds, 5.25%-12%, 8/15/03-11/15/28, with a value of
 $13,733,347 (Cost $51,536,000)                                                 $51,536,000      51,536,000
-----------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,840,300,165)                                     99.3%  1,643,251,160
-----------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                        0.7      11,664,700
                                                                                ---------------------------
 Net Assets                                                                           100.0% $1,654,915,860
                                                                                ===========================


28 | OPPENHEIMER HIGH YIELD FUND

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP  Argentine Peso      EUR  Euro
CAD  Canadian Dollar     GBP  British Pound Sterling
DEM  German Mark         IDR  Indonesian Rupiah
1. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4. Non-income-producing security.
5. Issuer is in default.
6. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
7. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $165,600,628 or 10.01% of the Fund's net assets as of June 30, 2000.
8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
9. Securities with an aggregate market value of $9,685,900 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
11. Interest or dividend is paid in kind.
12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
13. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 2000 amounts to $4,956,475. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        Shares/                                    Shares/
                                                      Principal        Gross          Gross      Principal     Dividend
                                                  June 30, 1999    Additions     Reductions  June 30, 2000       Income
-----------------------------------------------------------------------------------------------------------------------
Stocks and Warrants
CGA Group Ltd., Series A                                160,595       36,104             --        196,699     $739,184
CGA Group Ltd. Wts., Exp. 6/16/07                       130,000           --             --        130,000           --
Pope, Evans & Robbins, Inc.                           1,688,400           --             --      1,688,400           --

Bonds and Notes
Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/1998  $5,955,189           --             --      5,955,189           --
                                                                                                               --------
                                                                                                               $739,184
                                                                                                               ========

14. When-issued security to be delivered and settled after June 30, 2000.

See accompanying Notes to Financial Statements.


29 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2000

================================================================================================
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,829,605,760)                                     $1,638,294,685
 Affiliated companies (cost $10,694,405)                                               4,956,475
------------------------------------------------------------------------------------------------
 Cash                                                                                  1,162,768
------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                    60,194
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                           32,742,591
 Shares of beneficial interest sold                                                    4,902,572
 Investments sold                                                                        997,292
 Closed foreign currency contracts                                                       331,651
 Other                                                                                     3,683
                                                                                  --------------
 Total assets                                                                      1,683,451,911

================================================================================================
 Liabilities

 Unrealized depreciation on foreign currency contracts                                   459,483
------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $1,903,875 purchased on a when-issued basis)        18,373,153
 Dividends                                                                             4,792,372
 Shares of beneficial interest redeemed                                                3,066,820
 Distribution and service plan fees                                                      945,823
 Transfer and shareholder servicing agent fees                                           522,231
 Trustees' compensation                                                                   10,136
 Daily variation on futures contracts                                                      7,031
 Other                                                                                   359,002
                                                                                  --------------
 Total liabilities                                                                    28,536,051

================================================================================================
 Net Assets                                                                       $1,654,915,860
                                                                                  ==============

================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                  $2,029,483,324
------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                   2,467,208
------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions     (179,596,449)
------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                      (197,438,223)
                                                                                  --------------
 Net Assets                                                                       $1,654,915,860
                                                                                  ==============


30 | OPPENHEIMER HIGH YIELD FUND

========================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redempton price per share (based on net assets of
 $1,065,219,732 and 89,626,036 shares of beneficial interest outstanding)         $11.89
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                         $12.48
----------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $453,375,419
 and 38,531,199 shares of beneficial interest outstanding)                        $11.77
----------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,203,856
 and 6,928,190 shares of beneficial interest outstanding)                         $11.87
----------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $54,116,853 and 4,579,778 shares of beneficial interest outstanding)   $11.82



See accompanying Notes to Financial Statements.


31 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF OPERATIONS  For the Year Ended June 30, 2000


=======================================================================================
 Investment Income

 Interest                                                                 $ 185,687,781
---------------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies                                                      11,586,032
 Affiliated companies                                                           739,184
                                                                          -------------
 Total income                                                               198,012,997

=======================================================================================
 Expenses

 Management fees                                                             10,743,241
---------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                      2,662,868
 Class B                                                                      5,108,269
 Class C                                                                        873,017
---------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                      1,555,785
 Class B                                                                        700,314
 Class C                                                                        119,885
 Class Y                                                                        112,722
---------------------------------------------------------------------------------------
 Custodian fees and expenses                                                    124,917
---------------------------------------------------------------------------------------
 Trustees' compensation                                                          26,701
---------------------------------------------------------------------------------------
 Other                                                                          652,241
                                                                          -------------
 Total expenses                                                              22,679,960
 Less expenses paid indirectly                                                  (29,175)
                                                                          -------------
 Net expenses                                                                22,650,785

=======================================================================================
 Net Investment Income                                                      175,362,212

=======================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                                (61,930,019)
 Closing of futures contracts                                                   (44,021)
 Foreign currency transactions                                                  353,915
                                                                          -------------
 Net realized loss                                                          (61,620,125)

---------------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                               (104,782,248)
 Translation of assets and liabilities denominated in foreign currencies     (5,583,427)
                                                                          -------------
 Net change                                                                (110,365,675)
                                                                          -------------
 Net realized and unrealized loss                                          (171,985,800)

=======================================================================================
 Net Increase in Net Assets Resulting from Operations                     $   3,376,412
                                                                          =============


See accompanying Notes to Financial Statements.


32 | OPPENHEIMER HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended June 30,                                                         2000               1999
====================================================================================================
 Operations

 Net investment income                                             $  175,362,212     $  169,801,337
----------------------------------------------------------------------------------------------------
 Net realized loss                                                    (61,620,125)       (51,853,796)
----------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                               (110,365,675)      (129,580,700)
                                                                   ---------------------------------
 Net increase (decrease) in net assets resulting from operations        3,376,412        (11,633,159)

====================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                             (112,851,471)      (111,798,886)
 Class B                                                              (47,430,405)       (46,977,882)
 Class C                                                               (8,040,053)        (6,828,204)
 Class Y                                                               (5,632,221)        (3,328,108)

====================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                              (34,915,560)        70,287,073
 Class B                                                              (77,591,865)       105,348,488
 Class C                                                               (3,112,912)        35,072,177
 Class Y                                                                6,317,066         43,279,495

====================================================================================================
 Net Assets

 Total increase (decrease)                                           (279,881,009)        73,420,994
----------------------------------------------------------------------------------------------------
 Beginning of period                                                1,934,796,869      1,861,375,875
                                                                   ---------------------------------
 End of period (including undistributed net investment
 income of $2,467,208 and $563,117, respectively)                  $1,654,915,860     $1,934,796,869
                                                                   =================================


See accompanying Notes to Financial Statements.


33 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS


 Class A       Year Ended June 30,                     2000          1999          1998          1997          1996
===================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $13.06        $14.44        $13.98        $13.51        $13.22
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 1.26          1.26          1.24          1.27          1.29
 Net realized and unrealized gain (loss)              (1.18)        (1.39)          .43           .43           .27
                                                     --------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .08          (.13)         1.67          1.70          1.56
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (1.25)        (1.25)        (1.21)        (1.23)        (1.27)
                                                     --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.25)        (1.25)        (1.21)        (1.23)        (1.27)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $11.89        $13.06        $14.44        $13.98        $13.51
                                                     ==============================================================

===================================================================================================================
 Total Return, at Net Asset Value(1)                   0.71%        (0.71)%       12.34%        13.10%        12.25%

===================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)             $1,065        $1,208        $1,257        $1,167        $1,084
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                    $1,126        $1,199        $1,227        $1,128        $1,092
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                10.12%         9.40%         8.64%         9.22%         9.59%
 Expenses                                              1.02%         0.99%         1.00%(3)      1.00%(3)      1.03%(3)
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 24%           43%          117%          126%          105%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


34 | OPPENHEIMER HIGH YIELD FUND

 Class B       Year Ended June 30,                     2000          1999          1998          1997          1996
===================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $12.95        $14.33        $13.88        $13.43        $13.15
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 1.15          1.14          1.11          1.15          1.18
 Net realized and unrealized gain (loss)              (1.18)        (1.38)          .44           .43           .27
                                                     --------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (.03)         (.24)         1.55          1.58          1.45
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (1.15)        (1.14)        (1.10)        (1.13)        (1.17)
                                                     --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.15)        (1.14)        (1.10)        (1.13)        (1.17)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $11.77        $12.95        $14.33        $13.88        $13.43
                                                     ==============================================================

===================================================================================================================
 Total Return, at Net Asset Value(1)                  (0.13)%       (1.48)%       11.50%        12.18%        11.40%

===================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)               $453          $580          $528          $397          $280
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                      $510          $545          $464          $335          $236
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 9.35%         8.61%         7.86%         8.41%         8.75%
 Expenses                                              1.79%         1.78%         1.79%(3)      1.80%(3)      1.84%(3)
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 24%           43%          117%          126%          105%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


35 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C   Year Ended June 30,                         2000          1999          1998          1997          1996(1)
===================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $13.04        $14.42        $13.97        $13.50        $13.30
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 1.16          1.15          1.22          1.14           .77
 Net realized and unrealized gain (loss)              (1.18)        (1.39)          .33           .45           .19
                                                     --------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (.02)         (.24)         1.55          1.59           .96
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (1.15)        (1.14)        (1.10)        (1.12)         (.76)
-------------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.15)        (1.14)        (1.10)        (1.12)         (.76)
                                                     --------------------------------------------------------------
 Net asset value, end of period                      $11.87        $13.04        $14.42        $13.97        $13.50
                                                     ==============================================================

===================================================================================================================
 Total Return, at Net Asset Value(2)                  (0.06)%       (1.49)%       11.42%        12.23%         7.36%

===================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                $82           $94           $66           $30            $8
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                       $87           $80           $48           $18            $3
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 9.35%         8.60%         7.87%         8.40%         8.41%
 Expenses                                              1.79%         1.78%         1.78%(4)      1.82%(4)      1.90%(4)
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 24%           43%          117%          126%          105%


1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


36 | OPPENHEIMER HIGH YIELD FUND

 Class Y Year Ended June 30,                          2000         1999         1998(1)
====================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $13.02       $14.42       $14.48
------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                1.27         1.28          .90
 Net realized and unrealized gain (loss)             (1.18)       (1.39)        (.08)
                                                    --------------------------------
 Total income (loss) from
 investment operations                                 .09         (.11)         .82
------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (1.29)       (1.29)        (.88)
                                                    --------------------------------
 Total dividends and/or distributions
 to shareholders                                     (1.29)       (1.29)        (.88)
------------------------------------------------------------------------------------
 Net asset value, end of period                     $11.82       $13.02       $14.42
                                                    ================================

====================================================================================
 Total Return, at Net Asset Value(2)                  0.85%       (0.54)%       5.81%

====================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)               $54          $53          $11
------------------------------------------------------------------------------------
 Average net assets (in millions)                      $54          $34           $6
------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                               10.30%        9.73%        9.14%
 Expenses                                             0.86%        0.76%        0.81%(4)
------------------------------------------------------------------------------------
 Portfolio turnover rate                                24%          43%         117%



1. For the period from October 15, 1997 (inception of offering) to June 30,
1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


37 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies
Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment manager, OppenheimerFunds, Inc. (the Manager), believes do not involve undue risk.
   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value.)
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of June 30, 2000, the market value of these securities comprised 1.08% of the Fund's net assets and resulted in realized and unrealized losses in the current period of $6,024,890. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in
Note 5.


38 | OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $1,903,875.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2000, securities with an aggregate market value of $10,146,108, representing 0.61% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


39 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                              Expiring
                              -------------------------------------
                                  2001                  $21,167,867
                                  2003                   14,430,060
                                  2004                   25,763,959
                                  2007                   30,649,297
                                  2008                   35,734,504

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $42,206,495, an increase in undistributed net investment income of $495,969, and a decrease in accumulated net realized loss on investments of $41,710,526. Net assets of the Fund were unaffected by the reclassifications.


40 | OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


41 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                       Year Ended June 30, 2000          Year Ended June 30, 1999
                                        Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                               35,234,977    $ 436,531,845       32,012,691    $ 425,721,467
 Dividends and/or distributions
 reinvested                          5,658,146       69,577,059        5,234,985       69,582,895
 Redeemed                          (43,710,834)    (541,024,464)     (31,832,727)    (425,017,289)
                                   --------------------------------------------------------------
 Net increase (decrease)            (2,817,711)   $ (34,915,560)       5,414,949    $  70,287,073
                                   ==============================================================

-------------------------------------------------------------------------------------------------
 Class B
 Sold                               13,593,526    $ 167,147,993       21,331,218    $ 282,008,116
 Dividends and/or distributions
 reinvested                          1,891,136       23,058,610        1,810,370       23,848,743
 Redeemed                          (21,786,396)    (267,798,468)     (15,125,912)    (200,508,371)
                                   --------------------------------------------------------------
 Net increase (decrease)            (6,301,734)   $ (77,591,865)       8,015,676    $ 105,348,488
                                   ==============================================================

-------------------------------------------------------------------------------------------------
 Class C
 Sold                                4,409,452    $  54,511,030        5,602,995    $  74,516,748
 Dividends and/or distributions
 reinvested                            366,460        4,504,351          325,453        4,315,117
 Redeemed                           (5,023,774)     (62,128,293)      (3,294,631)     (43,759,688)
                                   --------------------------------------------------------------
 Net increase (decrease)              (247,862)   $  (3,112,912)       2,633,817    $  35,072,177
                                   ==============================================================

-------------------------------------------------------------------------------------------------
 Class Y
 Sold                                1,340,236    $  16,526,660        3,704,375    $  48,757,945
 Dividends and/or distributions
 reinvested                            471,867        5,769,681          244,820        3,235,007
 Redeemed                           (1,301,466)     (15,979,275)        (660,742)      (8,713,457)
                                   --------------------------------------------------------------
 Net increase                          510,637    $   6,317,066        3,288,453    $  43,279,495
                                   ==============================================================


================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2000, were $409,578,518 and $479,151,504, respectively.

As of June 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,846,111,162 was:

         Gross unrealized appreciation           $  36,322,721
         Gross unrealized depreciation            (239,183,894)
                                                 -------------
         Net unrealized depreciation             $(202,861,173)
                                                 =============


42 | OPPENHEIMER HIGH YIELD FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended June 30, 2000 was an annualized rate of 0.60%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate          Class A    Commissions     Commissions     Commissions
                      Front-End        Front-End     on Class A      on Class B      on Class C
                  Sales Charges    Sales Charges         Shares          Shares          Shares
                     on Class A      Retained by    Advanced by     Advanced by     Advanced by
Year Ended               Shares      Distributor    Distributor(1)  Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------
June 30, 2000        $1,624,414         $460,832       $132,464      $2,915,095        $230,485

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                      Class B                   Class C
                  Contingent Deferred          Contingent Deferred       Contingent Deferred
                        Sales Charges                Sales Charges             Sales Charges
Year Ended    Retained by Distributor      Retained by Distributor   Retained by Distributor
--------------------------------------------------------------------------------------------
June 30, 2000                 $24,884                   $1,975,625                   $47,176

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


43 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended June 30, 2000, payments under the Class A plan totaled $2,662,868, all of which were paid by the Distributor to recipients, and included $59,832 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended June 30, 2000, were as follows:

                                                     Distributor's  Distributor's
                                                         Aggregate   Unreimbursed
                                                      Unreimbursed  Expenses as %
                    Total Payments  Amount Retained       Expenses  of Net Assets
                        Under Plan   by Distributor     Under Plan       of Class
---------------------------------------------------------------------------------
Class B Plan            $5,108,269       $4,195,258    $15,564,674           3.43%
Class C Plan               873,017          381,475      1,548,674           1.88


44 | OPPENHEIMER HIGH YIELD FUND

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
   Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of June 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                              Contract  Valuation as of    Unrealized      Unrealized
Contract Description    Expiration Date  Amount (000s)    June 30, 2000  Appreciation    Depreciation
-----------------------------------------------------------------------------------------------------
Contracts to Sell
British Pound Sterling (GBP)     9/5/00     22,145 GBP      $33,567,750       $     -        $398,166
Canadian Dollar (CAD)           11/1/00      7,485 CAD        5,068,006             -          61,317
Euro (EUR)                      10/6/00     13,500 EUR       13,019,544        60,194               -
                                                                              -----------------------
Total Unrealized Appreciation and Depreciation                                $60,194        $459,483
                                                                              =======================



45 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2000, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                             Expiration     Number of    Valuation as of   Appreciation
Contract Description               Date     Contracts      June 30, 2000  (Depreciation)
---------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Long Bond Futures          9/20/00       100,000         $4,867,188       $     --
U.S. Treasury Nts., 10 yr.      9/20/00       100,000          4,924,219         50,391
                                                                               --------
                                                                                 50,391
                                                                               --------
Contracts to Sell
U.S. Treasury Nts., 2 yr.       9/28/00       200,000          9,918,750        (51,562)
                                                                               ---------
                                                                               $ (1,171)
                                                                               =========


46 | OPPENHEIMER HIGH YIELD FUND

================================================================================
7. Illiquid or Restricted Securities
As of June 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2000 was $152,128,660, which represents 9.19% of the Fund's net assets, of which $24,229,831 is considered restricted. Information concerning restricted securities is as follows:

                                                                                           Valuation
                                                                                      Per Unit as of
Security                                        Acquisition Dates   Cost Per Unit      June 30, 2000
----------------------------------------------------------------------------------------------------
Bonds
TAG Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05                               12/8/95-5/14/96      100-105.25%            107.64%
----------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14%
Equipment Trust, 7/2/08                                   3/19/98          101.00              83.00

Stocks and Warrants
Becker Gaming, Inc. Wts., Exp. 11/15/00                  11/18/93      $     2.00            $    --
----------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A                          6/17/97-6/28/00           25.00              25.00
----------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 6/16/07                         6/17/97              --               0.30
----------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.                                   6/27/00            5.83               6.75
----------------------------------------------------------------------------------------------------
ECM Fund, LPI                                             4/14/92        1,000.00             876.25
----------------------------------------------------------------------------------------------------
Forcenergy, Inc.                                          4/18/00           15.25              20.13
----------------------------------------------------------------------------------------------------
World Access, Inc., Cv. Sr., Series D, Non-Vtg.           2/14/00        1,381.50             870.00


================================================================================
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings during the year ended June 30, 2000.


47 | OPPENHEIMER HIGH YIELD FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer High Yield Fund, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP


Denver, Colorado
July 24, 2000


48 | OPPENHEIMER HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends paid by the Fund during the fiscal year ended June 30, 2000 which are not designated as capital gain distributions should be multiplied by 7% to arrive at the net amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




49 | OPPENHEIMER HIGH YIELD FUND

OPPENHEIMER HIGH YIELD FUND

================================================================================
 Officers and Trustees  James C. Swain, Trustee
                          and Chairman of the Board
                        Bridget A. Macaskill, Trustee and President
                        William L. Armstrong, Trustee
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        George C. Bowen, Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        David P. Negri, Vice President
                        Thomas P. Reedy, Vice President
                        Andrew J. Donohue, Vice President and Secretary
                        Brian W. Wixted, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor     OppenheimerFunds, Inc.

================================================================================
 Distributor            OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and           OppenheimerFunds Services
 Shareholder Servicing
 Agent

================================================================================
 Custodian of           The Bank of New York
 Portfolio Securities

================================================================================
 Independent Auditors   Deloitte & Touche LLP

================================================================================
 Legal Counsel          Myer, Swanson, Adams & Wolf, P.C.

                        This is a copy of a report to shareholders of Oppenheimer High Yield Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer High Yield Fund. For other material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.



                        (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


50 | OPPENHEIMER HIGH YIELD FUND

OPPENHEIMERFUNDS FAMILY

=========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Enterprise Fund(1)                    Main Street(R) Growth & Income Fund
                        Discovery Fund                        Quest Opportunity Value Fund
                        Main Street(R) Small Cap Fund         Total Return Fund
                        Quest Small Cap Value Fund            Quest Balanced Value Fund
                        MidCap Fund                           Capital Income Fund(2)
                        Capital Appreciation Fund             Multiple Strategies Fund
                        Growth Fund                           Disciplined Allocation Fund
                        Disciplined Value Fund                Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                   Specialty
                        Trinity Core Fund                     Real Asset Fund
                        Trinity Value Fund                    Gold & Special Minerals Fund

=========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund                       Main Street(R) California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=========================================================================================================
Money Market(4)

                        Money Market Fund                     Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from OOppenheimer Equity Income Fund.O
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


51 | OPPENHEIMER HIGH YIELD FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

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RA0280.001.0600  August 29, 2000